PLATO LEARNING, INC.
EMPLOYEE STOCK OPTION AGREEMENT (Form A)

PLATO Learning, Inc., a Delaware corporation (the “Company”), hereby grants to (the “Employee”) on this day of , 200 (the “Option Date”), pursuant to the provisions of the PLATO Learning, Inc. 2002 Stock Plan (the “Plan”), a non-qualified stock option (the “Option”) to purchase from the Company shares of its Common Stock, $.01 par value (“Stock”), at the price of $ per share upon and subject to the terms and conditions set forth below.

1. Option Subject to Acceptance of Agreement.

The Option shall become null and void unless the Employee shall accept this Agreement by executing it in the space provided below and return it to the Company within 60 days following the Option Date.

2. Time and Manner of Exercise of Option.

2.1 Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after 5:00 p.m., Minneapolis time, on the date, which is eight (8) years after the Option Date (the “Expiration Date”).

2.2 Exercise of Option. Except as otherwise provided in the Plan, the Option shall become exercisable with respect to (i) 33-1/3% of the aggregate number of shares of Stock subject to the Option on [date one year from grant date] (the “First Exercise Date”); (ii) with respect to 66-2/3% of the aggregate number of shares subject to the Option on [date two years from grant date] (the “Second Exercise Date”); and (iii) with respect to 100% of the aggregate number of shares subject to the Option on [date three years from grant date] (the “Third Exercise Date”) (the First Exercise Date, the Second Exercise Date and the Third Exercise Date each being referred to herein as an “Exercise Date”).

2.3 Method of Exercise. Subject to the limitations set forth in this Agreement, the Option may be exercised (i) by giving written notice to the Secretary of the Company or the Secretary’s designee, specifying the number of whole shares to be purchased and accompanied by the payment therefore in full in cash or, if permitted by the Compensation Committee, (A) in previously owned whole shares of Stock (for which the Employee has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (B) in cash by a broker-dealer to whom the Employee has submitted an irrevocable notice of exercise, or (C) a combination of cash and Stock as described in this Section; and (ii) by executing such documents as the Company may reasonably request. No shares shall be issued until the full purchase price and all applicable taxes have been paid.

2.4 Termination of Option. In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate on its Expiration Date, or earlier to the extent not exercised pursuant to Section 2.2 and pursuant to Sections 6.8, 6.9, 6.10, 6.11 and 6.12 of the Plan.

In the event that the Employee shall forfeit rights to purchase all or a portion of the shares to which this Option relates, the Employee shall, within 10 days of the date of the Company’s written request, return this Agreement to the Company for cancellation.

3. Additional Terms and Conditions of Option.

3.1 Withholding Taxes. As a condition precedent to any exercise of the Option, the Employee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required, under all applicable federal, state or local laws or regulations. The employee will recognize ordinary income at the time of exercise in an amount equal to the excess, if any, of the fair market value of a share of Common Stock at the time of exercise over the option price, multiplied by the number of shares as to which the option is exercised. The Employee may elect, by written notice to the Company, to satisfy part or all of the withholding tax requirements associated with the exercise by delivering to the Company from shares of Stock already owned by the Employee, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Employee under this Section 3.1. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

3.2 Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Employee hereby acknowledges receipt of a copy of the Plan.

PLATO LEARNING, INC.

By:

Typed Name

Title

Accepted this      day of

     , 200

Typed Name

PLATO LEARNING, INC.
EMPLOYEE STOCK OPTION AGREEMENT (Form B)

PLATO Learning, Inc., a Delaware corporation (the “Company”), hereby grants to (the “Employee”) on this day of , 200 (the “Option Date”), pursuant to the provisions of the PLATO Learning, Inc. 2002 Stock Plan (the “Plan”), a non-qualified stock option (the “Option”) to purchase from the Company shares of its Common Stock, $.01 par value (“Stock”), at the price of $ per share upon and subject to the terms and conditions set forth below.

1. Option Subject to Acceptance of Agreement.

The Option shall become null and void unless the Employee shall accept this Agreement by executing it in the space provided below and return it to the Company within 60 days following the Option Date.

2. Time and Manner of Exercise of Option.

2.1 Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after 5:00 p.m., Minneapolis time, on the date, which is eight (8) years after the Option Date (the “Expiration Date”).

2.2 Exercise of Option. Except as otherwise provided in the Plan, the Option shall become exercisable with respect to (i) 33-1/3% of the aggregate number of shares of Stock subject to the Option on [date one year from grant date] (the “First Exercise Date”); (ii) with respect to 66-2/3% of the aggregate number of shares subject to the Option on [date two years from grant date] (the “Second Exercise Date”); and (iii) with respect to 100% of the aggregate number of shares subject to the Option on [date three years from grant date] (the “Third Exercise Date”) (the First Exercise Date, the Second Exercise Date and the Third Exercise Date each being referred to herein as an “Exercise Date”).

2.3 Method of Exercise. Subject to the limitations set forth in this Agreement, the Option may be exercised (i) by giving written notice to the Secretary of the Company or the Secretary’s designee, specifying the number of whole shares to be purchased and accompanied by the payment therefore in full in cash or, if permitted by the Compensation Committee, (A) in previously owned whole shares of Stock (for which the Employee has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (B) in cash by a broker-dealer to whom the Employee has submitted an irrevocable notice of exercise, or (C) a combination of cash and Stock as described in this Section; and (ii) by executing such documents as the Company may reasonably request. No shares shall be issued until the full purchase price and all applicable taxes have been paid.

2.4 Termination of Option. In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate on its Expiration Date, or earlier to the extent not exercised pursuant to Section 2.2 and pursuant to Sections 6.8, 6.9, 6.10, 6.11 and 6.12 of the Plan.

In the event that the Employee shall forfeit rights to purchase all or a portion of the shares to which this Option relates, the Employee shall, within 10 days of the date of the Company’s written request, return this Agreement to the Company for cancellation.

2.5 Change in Control. Notwithstanding any other provisions as outlined in the Plan, and unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, any and all outstanding Options will become immediately exercisable, after a Change in Control and upon the Employee’s termination for any reason other than cause after a Change in Control, and will remain exercisable throughout their entire term.

3. Additional Terms and Conditions of Option.

3.1 Withholding Taxes. As a condition precedent to any exercise of the Option, the Employee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required to withhold, under all applicable federal, state or local laws or regulations. The employee will recognize ordinary income at the time of exercise in an amount equal to the excess, if any, of the fair market value of a share of Common Stock at the time of exercise over the option price, multiplied by the number of shares as to which the option is exercised. The Employee may elect, by written notice to the Company, to satisfy part or all of the withholding tax requirements associated with the exercise by delivering to the Company from shares of Stock already owned by the Employee, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Employee under this Section 3.1. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

3.2 Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Employee hereby acknowledges receipt of a copy of the Plan.

PLATO LEARNING, INC.

By:
Michael A. Morache
President and Chief Executive Officer

Accepted this      day of
     , 200

[Typed Name]

PLATO LEARNING, INC.
NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

PLATO Learning, Inc., a Delaware corporation (the “Company”), hereby grants to (the “Director”) on this day of , 200 (the “Option Date”), pursuant to the provisions of the PLATO Learning, Inc. 2002 Stock Plan (the “Plan”), a non-qualified stock option (the “Option”) to purchase from the Company shares of its Common Stock, $.01 par value (“Stock”), at the price of $ per share upon and subject to the terms and conditions set forth below.

1. Option Subject to Acceptance of Agreement.

The Option shall become null and void unless the Director shall accept this Agreement by executing it in the space provided below and return it to the Company within 60 days following the Option Date.

2. Time and Manner of Exercise of Option.

2.1 Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after 5:00 p.m., Minneapolis time, on the date, which is eight (8) years after the Option Date (the “Expiration Date”).

2.2 Exercise of Option. Except as otherwise provided in the Plan, the Option shall become immediately exercisable with respect to 100% of the shares subject to the Option.

2.3 Method of Exercise. Subject to the limitations set forth in this Agreement, the Option may be exercised (i) by giving written notice to the Secretary of the Company or the Secretary’s designee, specifying the number of whole shares to be purchased and accompanied by the payment therefore in full in cash or, if permitted by the Compensation Committee, (A) in previously owned whole shares of Stock (for which the Director has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (B) in cash by a broker-dealer to whom the Director has submitted an irrevocable notice of exercise, or (C) a combination of cash and Stock as described in this Section; and (ii) by executing such documents as the Company may reasonably request. No shares shall be issued until the full purchase price and all applicable taxes have been paid.

2.4 Termination of Option. In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate on its Expiration Date, or earlier to the extent not exercised pursuant to Section 2.2 and pursuant to Sections 6.8, 6.9, 6.10, 6.11 and 6.12 of the Plan.

In the event that the Director shall forfeit rights to purchase all or a portion of the shares to which this Option relates, the Director shall, within 10 days of the date of the Company’s written request, return this Agreement to the Company for cancellation.

2.5 Change in Control. Notwithstanding any other provisions as outlined in the Plan, and unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, any and all outstanding Options after a Change in Control will remain exercisable throughout their entire term.

3. Additional Terms and Conditions of Option.

3.1 Withholding Taxes. As a condition precedent to any exercise of the Option, the Director shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required, under all applicable federal, state or local laws or regulations. The Director will recognize ordinary income at the time of exercise in an amount equal to the excess, if any, of the fair market value of a share of Common Stock at the time of exercise over the option price, multiplied by the number of shares as to which the option is exercised. The Director may elect, by written notice to the Company, to satisfy part or all of the withholding tax requirements associated with the exercise by delivering to the Company from shares of Stock already owned by the Director, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Director under this Section 3.1. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

3.2 Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Director hereby acknowledges receipt of a copy of the Plan.

PLATO LEARNING, INC.

By:
Michael A. Morache
President and Chief Executive Officer

Accepted this      day of
     , 200

[Typed Optionee Name]

CHI:1594869.2